UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2017

Fennec Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

001-32295 (Commission File Number)

British Columbia	20-0442384
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

PO Box 13628, 68 TW Alexander Drive, Research Triangle Park, NC	27709
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 636-4530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) The Audit Committee (the “Committee”) of the Board of Directors of Fennec Pharmaceuticals Inc. (the “Company”) recently conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. This search began after Deloitte LLP (“Deloitte”) advised the Company it would resign as of May 15, 2017. The Committee invited several independent public accounting firms to participate in this process.

The reports of Deloitte on the Company’s consolidated financial statements for the fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's consolidated financial statements for the fiscal years ended December 31, 2016 and 2015, and in the subsequent interim period through May 15, 2017, there were no disagreements with Deloitte on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the matter in their report. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K of the Securities Act of 1933, as amended) during the two fiscal years ended December 31, 2016 and 2015, or in the subsequent period through May 15, 2017.

The Company has provided a copy of the foregoing disclosures to Deloitte and requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether Deloitte agrees with the above statements. A copy of Deloitte’s letter, dated May 17, 2017, is filed as Exhibit 16.1 to this Form 8-K.

(b) The Committee approved the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm on May 15, 2017, for the fiscal year ending December 31, 2017. During the two most recent fiscal years and in the subsequent interim period through May 15, 2017, the Company has not consulted with Haskell & White LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 16.1	Letter from Deloitte LLP to the Securities and Exchange Commission dated May 17, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 17, 2017	Fennec Pharmaceuticals Inc.

	By:	/s/ Rostislav Raykov
Rostislav Raykov
Chief Executive Officer

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